EXHIBIT NO. 99.(a) 9

MFS SERIES TRUST V

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

REDESIGNATION OF CLASS W SHARES

Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the “Declaration”), of MFS Series Trust V, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Research Fund, a series of the Trust, as “Class R5 Shares” effective May 30, 2012.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER	ROBERT J. MANNING
Robert E. Butler	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MAUREEN R. GOLDFARB	J. DALE SHERRATT
Maureen R. Goldfarb	J. Dale Sherratt
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

DAVID H. GUNNING	LAURIE J. THOMSEN
David H. Gunning	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

WILLIAM R. GUTOW	ROBERT W. UEK
William R. Gutow	Robert W. Uek
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116